EXHIBIT 2 AND 3(i)

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 1


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            Excluding 92A.200(4b))

1. Name and jurisdiction of organization of each constituent entity (NRS 92.A.200). If there are more than four merging entities, check box [ ] and attach on 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Radial Energy Inc.
     Name of merging entity

     Colorado                        Corporation
     Jurisdiction                    Entity type*


     Name of merging entity


     Jurisdiction                    Entity type*


     Name of merging entity


     Jurisdiction                    Entity type*


     Name of merging entity


     Jurisdiction                    Entity type*

     end,

     BV Pharmaceutical, Inc.
     Name of surviving entity

     Nevada                          Corporation
     Jurisdiction                    Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee:  $350.00

This form must be accompanied by appropriate fees.

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 2


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

                Attn:

                n/a:


3)   (Choose One)

     [X} The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.190)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

    (a)  Owner's approval was not required from

        Radial Energy Inc.
        Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable

        and, or;

        BV Pharmaceutical, Inc.
        Name of surviving entity, if applicable

This form must be accompanied by appropriate fees

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 3


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

(b)  The plan was approved by the required consent of the owners of*:



        Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable

        and, or:

        Name of surviving entity, if applicable


*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 4


                                              ABOVE SPACE IS FOR OFFICE USE ONLY


(c)  Approval of plan merger for Nevada non-profit corporation (NRS 92.A 160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation:


       Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable


        Name of merging entity, if applicable

        and, or:

        Name of surviving entity, if applicable


This form must be accompanied by appropriate fees

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 5


                                              ABOVE SPACE IS FOR OFFICE USE ONLY


5) Amendments, if any, to the articles of certificate of the surviving entity. Provide article numbers, if available (NRS 92A.200):

     Article I

     The name of the Corporation is Radial Energy Inc.






6)   Location of Plan of Merger (check a or b):

        [X]  (a)  The entire plan of merger is attached;

        or,

        [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other piece of business opf the surviving entity (NRS 92A.200).

7)   Effective date (optional)""

*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "restated" or "Amended and Restate," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended an/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent. Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

[STATE LOGO GOES HERE]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4289
(775) 584 5708
WEBSITE: secretaryofstate.biz


             ARTICLES OF MERGER
        (PURSUANT TO NRS 92A.200)
                 PAGE 6


                                              ABOVE SPACE IS FOR OFFICE USE ONLY


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership' All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

     (if there are more than four merging entities, check box [ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

        Radial Energy Inc.
        Name of merging entity

        /s/ G. L. LYONS         President               03-27-06
        _____________________
        Signature               Title                   Date


        Name of merging entity


        _____________________
        Signature               Title                   Date


        Name of merging entity


        _____________________
        Signature               Title                   Date


        Name of merging entity


        _____________________
        Signature               Title                   Date


        BV Pharmaceutical, Inc.
        Name of surviving entity

        /s/ G. L. LYONS         President               03-27-06
        _____________________
        Signature               Title                   Date

*The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

                                 PLAN OF MERGER

(a) CONSTITUENT CORPORATIONS: BV Pharmaceutical, Inc. (A Nevada corporation) Radial Energy Inc. (A Colorado corporation) BV Pharmaceutical, Inc. ("BVP") has only one class of stock outstanding, that being common stock. BVP has 35,065,824 shares of common stock outstanding, with each share entitled to one vote. Radial Energy Inc. ("REI") has only one class of stock outstanding, that being common stock. REI has 100 shares of common stock issued and outstanding, with each share entitled to one vote. BVP owns all of the issued and outstanding shares of REI.

(b)  SURVIVING CORPORATION: BV Pharmaceutical, Inc. (A Nevada corporation)

(c) Effective as of the date of the merger, (i) all shares of REI shall be cancelled, (ii) all assets of REI shall become assets of BVP, (iii) all liabilities of REI shall be assumed by BVP, (iv) REI shall cease to exist and (v) BVP's name will be changed to: Radial Energy Inc.

(d) REI agrees that it may be served with process in Colorado, by registered or certified mail (return receipt requested) in any proceeding for enforcement of any obligation of REI in Colorado, as well as for the enforcement of any obligation of REI arising from the merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to Sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act.